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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 1999



                                     AVIRON
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-20815                                   77-0309686
     (Commission File No.)                (IRS Employer Identification No.)



                             297 N. BERNARDO AVENUE
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 919-6500



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ITEM 5.   OTHER EVENTS.

On January 12, 1999, Wyeth Lederle Vaccines, a business unit of Wyeth-Ayerst Laboratories, the pharmaceutical division of American Home Products Corporation, and Aviron announced a worldwide collaboration for the marketing of FluMist(TM), Aviron's investigational intranasal influenza vaccine. See the Company's press releases, attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 7.   EXHIBITS.

Exhibit 99.1 Press Release, dated January 12, 1999, entitled "Wyeth Lederle Vaccines and Aviron Enter Into Global Collaboration on FluMist(TM) - Agreement for Co-Promotion and International Marketing Rights."

Exhibit 99.2 Press Release, dated January 12, 1999, entitled "Aviron Provides Additional Information about Global Collaboration on FluMist(TM) with Wyeth Lederle Vaccines."


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        AVIRON


Dated:  January 20, 1999           By:  /s/ J. Leighton Read, M.D.
                                      -----------------------------------------
                                            J. Leighton Read, M.D.
                                            Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit 99.1 Press Release, dated January 12, 1999, entitled "Wyeth Lederle Vaccines and Aviron Enter Into Global Collaboration on FluMist(TM) - Agreement for Co-Promotion and International Marketing Rights."

Exhibit 99.2 Press Release, dated January 12, 1999, entitled "Aviron Provides Additional Information about Global Collaboration on FluMist(TM) with Wyeth Lederle Vaccines."